UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2016

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously announced, on April 1, 2016, Frontier Communications Corporation (“Frontier”) closed its acquisition of the wireline properties of Verizon Communications Inc. (“Verizon”) in California, Florida and Texas (the “Transaction”).

Frontier is filing this Current Report on Form 8-K to present the audited combined statements of assets, liabilities and parent funding of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas (the “Group”) as of December 31, 2015 and 2014 and the related audited combined statements of operations and comprehensive income (loss), parent funding and cash flows for each of the three years in the period ended December 31, 2015, which are filed as Exhibit 99.1 hereto.

Frontier is also filing with this Form 8-K the Group’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for each of the three years in the period ended December 31, 2015, filed as Exhibit 99.2 hereto, which should be read in conjunction with the financial statements referenced above.

As part of the Transaction, certain assets and liabilities that are included in the Group’s financial statements will not be acquired by Frontier and will be retained by Verizon, and certain other assets and liabilities that are not included in the Group’s financial statements will be acquired by Frontier. This Form 8-K also presents the unaudited pro forma condensed combined financial statements of Frontier, after giving effect to the Transaction, as of and for the year ended December 31, 2015, which are filed as Exhibit 99.3 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Audited combined statements of assets, liabilities and parent funding of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas as of December 31, 2015 and 2014 and the related audited combined statements of operations and comprehensive income (loss), parent funding and cash flows for each of the three years in the period ended December 31, 2015.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations relating to the audited combined statements of assets, liabilities and parent funding of Verizon Communications Inc.’s Separate Telephone Operations in California, Florida and Texas as of December 31, 2015 and 2014 and the related audited combined statements of operations and comprehensive income (loss), parent funding and cash flows for each of the three years in the period ended December 31, 2015.

99.3	Unaudited pro forma condensed combined financial statements of Frontier, after giving effect to the Transaction, as of and for the year ended December 31, 2015.

99.4	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: April 18, 2016	By:	/s/ John M. Jureller
John M. Jureller Executive Vice President and Chief Financial Officer